UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 29, 2013

G&K Services, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN		55343
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 912-5500

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2013, G&K Services, Inc. (the “Company”) announced that Jeffrey L. Wright, its Executive Vice President and Chief Financial Officer, plans to retire on or about June 30, 2014.

A copy of the press release announcing Mr. Wright’s planned retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release announcing the planned retirement of Jeffrey L. Wright

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G&K SERVICES, INC.

Date: October 29, 2013	By:	/s/ Jeffrey L. Cotter
Name: Jeffrey L. Cotter
Its: Vice President, General Counsel and Corporate Secretary

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